UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 1, 2013
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of principal executive offices)	11749 (Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 7, 2013, CA, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05     Costs Associated with Exit or Disposal Activities.

On May 1, 2013, the Company’s Board of Directors approved a re-balancing plan (the “Fiscal 2014 Plan”) to better align its business priorities.  The Fiscal 2014 Plan comprises the termination of approximately 1,200 employees and global facilities consolidations. The Company intends to fill most of the positions involved in the re-balancing over the next 12 months with new employees that have skills to enable the Company to better focus its resources on priority products and market segments.  The Fiscal 2014 Plan includes streamlining the Company’s sales structure to eliminate redundancies while maintaining its focus on customers.  In addition, the Company will be consolidating its development sites into development hubs to promote collaboration and agile development.  Actions under the Fiscal 2014 Plan are expected to be substantially completed by the end of fiscal year 2014.  Under the Fiscal 2014 Plan, the Company expects to incur a pre-tax charge of approximately $150 million (including severance costs of approximately $120 million and global facilities consolidation costs of approximately $30 million).  The Company expects future cash expenditures from the charge to be approximately $150 million, the majority of which are expected to be incurred by the Company during fiscal year 2014.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions relating to the future) constitute “forward-looking statements” that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company’s strategy by, among other things, effectively rebalancing the Company’s sales force to enable the Company to maintain and enhance its strong relationships in its traditional customer base of large enterprises and to increase penetration in growth markets and with large enterprises that have not historically been significant customers, enabling the sales force to sell new products, improving the Company’s brand in the marketplace and ensuring the Company’s set of cloud computing, application development and IT operations (DevOps), Software-as-a-Service, mobile device management and other new offerings address the needs of a rapidly changing market, while not adversely affecting the demand for the Company’s traditional products or its profitability; global economic factors or political events beyond the Company’s control; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the failure to adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the failure to expand partner programs; the ability to retain and attract adequate qualified personnel; the ability to integrate acquired companies and products into existing businesses; the ability to adequately manage, evolve and protect managerial and financial reporting systems and processes; the ability of the Company’s products to remain compatible with ever-changing operating environments; breaches of the Company’s software products and the Company’s and customers’ data centers and IT environments; discovery of errors or omissions in the Company’s software products or documentation and potential product liability claims; the failure to protect the Company’s intellectual property rights and source code; risks associated with sales to government customers; access to software licensed from third parties; risks associated with the use of software from open source code sources; events or circumstances that would require us to record an impairment charge relating to our goodwill or capitalized software and other intangible asset balances; access to third-party code and specifications for the development of code; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements as well as the timing of orders from customers and channel partners; the failure to renew large license transactions on a satisfactory basis; changes in market conditions or the Company’s credit ratings; fluctuations in foreign currencies; the failure to effectively execute the Company’s workforce reductions, workforce re-balancing and facility consolidations; successful outsourcing of various functions to third parties; potential tax liabilities; acquisition opportunities that may or may not arise; and other factors described more fully in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 7, 2013 relating to CA, Inc.’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.

Date:	May 7, 2013	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate
Governance, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 7, 2013 relating to CA, Inc.’s financial results.